UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
October 26, 2006
COLUMBIA SPORTSWEAR COMPANY
(Exact name of registrant as specified in its charter)

Oregon	000-23939	93-0498284
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
14375 Northwest Science Park Drive
Portland, Oregon 97229
(Address of principal executive offices)
(503) 985-4000
(Registrant’s telephone number, including area code)
No Change
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
     On October 26, 2006, Columbia Sportswear Company issued a press release reporting its third quarter financial results. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
ITEM 7.01 REGULATION FD DISCLOSURE
     On October 26, 2006, the Company issued a press release announcing that its Board of Directors has authorized the initiation of a quarterly cash dividend and that the Company declared a quarterly dividend of $0.14 per share of common stock to be paid on November 30, 2006 to its shareholders of record on November 16, 2006. A copy of the Company’s press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
     99.1     Press release dated October 26, 2006 regarding earnings.
     99.2     Press release dated October 26, 2006 regarding dividend.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA SPORTSWEAR COMPANY Dated: October 26, 2006
By:	/s/ Bryan L. Timm
Bryan L. Timm
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press release dated October 26, 2006 (furnished pursuant to Item 2.02 hereof).
99.2	Press release dated October 26, 2006 (furnished pursuant to Item 7.01 hereof).